UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2014
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ENTROPIC COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6290 Sequence Drive
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)

(858) 768-3600
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, Trevor Renfield resigned from his position as Vice President, Accounting and Chief Accounting Officer (Principal Accounting Officer) of Entropic Communications, Inc. (the "Company") to pursue a Chief Financial Officer opportunity outside of the Company.  Mr. Renfield plans to continue as an employee of the Company through May 20, 2014.  David Lyle, Chief Financial Officer and Principal Financial Officer, will assume the role of Principal Accounting Officer until a new Principal Accounting Officer is identified.  The Company has initiated a search to identify a permanent replacement for Mr. Renfield and expects to conclude the search process expeditiously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated:	May 6, 2014	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq. Senior Vice President and General Counsel